Exhibit 10.2

LEASE AMENDMENT AND
LEASE ROYALTY CONVEYANCE AGREEMENT

This LEASE AMENDMENT AND LEASE ROYALTY CONVEYANCE AGREEMENT (“Agreement”) is made and entered into by and between Ben J. Fortson also known as Benjamin J. Fortson, trustee of the Mattie K. Carter Trust, and Ben J. Fortson, individually, Benco Energy, Inc., Katherine Fortson Wynne, Karen Fortson Davis, and Lisa Fortson Burton, each dealing in their separate property, Hannah E. Davis 2006 Trust, David Paul Davis 2006 Trust a/k/a David P. Davis 2006 Trust, Katherine Rose Davis 2006 Trust a/k/a Katherine R. Davis 2006 Trust, Wynne Children’s Irrevocable Asset Trust f/b/o John R. Wynne II a/k/a Wynne Children’s Irrevocable Asset Trust f/b/o John Robert Wynne II, Wynne Children’s Irrevocable Asset Trust f/b/o Lisa Katherine Wynne a/k/a Wynne Children’s Irrevocable Asset Trust f/b/o Lisa Wynne Trust, Wynne Children’s Irrevocable Asset Trust f/b/o David Mitchell Wynne a/k/a Wynne Children’s Irrevocable Asset Trust f/b/o David Mitchell Wynne Trust, and Burton Family Children’s Trust (collectively the “Fortson Parties”), and Vanguard Permian, LLC (“Vanguard”).

WHEREAS, Ben J. Fortson also known as Benjamin J. Fortson, Trustee of the Mattie K. Carter Trust, and Ben J. Fortson, individually, Benco Energy, Inc., Katherine Fortson Wynne, Karen Fortson Davis, and Lisa Fortson Burton, each dealing in their separate property, (the “Fortson Lessors”), are current lessors under those certain oil and gas leases described on Exhibit “A” hereto (the “Leases”);

WHEREAS, Ben J. Fortson also known as Benjamin J. Fortson, Trustee of the Mattie K. Carter Trust, and Ben J. Fortson, individually, Benco Energy, Inc., Katherine Fortson Wynne, Karen Fortson Davis, and Lisa Fortson Burton, each dealing in their separate property, Hannah E. Davis 2006 Trust, David Paul Davis 2006 Trust a/k/a David P. Davis 2006 Trust, Katherine Rose Davis 2006 Trust a/k/a Katherine R. Davis 2006 Trust, Wynne Children’s Irrevocable Asset Trust f/b/o John R. Wynne II a/k/a Wynne Children’s Irrevocable Asset Trust f/b/o John Robert Wynne II, Wynne Children’s Irrevocable Asset Trust f/b/o Lisa Katherine Wynne a/k/a Wynne Children’s Irrevocable Asset Trust f/b/o Lisa Wynne Trust, Wynne Children’s Irrevocable Asset Trust f/b/o David Mitchell Wynne a/k/a Wynne Children’s Irrevocable Asset Trust f/b/o David Mitchell Wynne Trust, and Burton Family Children’s Trust (collectively the “Royalty Owners”) are the current lessors and/or owners of the lessor’s royalties under the three oil and gas leases described on Exhibit “B” hereto (the “Fortson 47 Leases”);

WHEREAS, Vanguard has entered into a Purchase and Sale Agreement (the “PSA”) of even date herewith, in order to acquire working interests in the Leases and the Fortson 47 Leases and this Agreement constitutes the “letter agreement” described in Section 9.2 and 9.3 of the PSA;

WHEREAS, contingent upon, and immediately after, the transfer of the working interest in the Leases to Vanguard at the closing pursuant to the PSA (the “Closing”), Vanguard and the Fortson Lessors have agreed to enter into one or more amendments of the Leases, in the form attached hereto as Exhibit “C” (the “Lease Amendments”), in order to accomplish a reduction in the lessor’s royalty burden in each of the Leases from one-quarter (1/4) to three-sixteenths (3/16);

WHEREAS, contingent upon, and immediately after, the Closing, the Royalty Owners have agreed to execute and deliver the conveyance of royalty interests, in the form attached hereto as Exhibit “D” (the “Royalty Deed”), conveying to Vanguard one-quarter (1/4) of the royalties the Royalty Owners are currently entitled to under the Fortson 47 Leases.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, the Fortson Parties and Vanguard agree as follows:

1.           Execution and Delivery of the Lease Amendments.  At the Closing, immediately following the transfer of the working interest in the Leases and the Fortson 47 Leases to be transferred pursuant to the PSA, the Fortson Lessors shall execute and deliver to Vanguard the Lease Amendments.  Vanguard shall promptly record the Lease Amendments in the appropriate deed records, and thereafter deliver to the Fortson Lessors a recorded copy of the Lease Amendments.

2.           Execution and Delivery of the Royalty Deed.  At the Closing, immediately following the transfer of the working interest in the Leases and the Fortson 47 Leases to be transferred pursuant to the PSA, the Royalty Owners shall execute and deliver to Vanguard the Royalty Deed in order to accomplish a reduction in the lessor’s royalty burden (as to the Royalty Owners’ interest) in each of the Fortson 47 Leases from one-quarter (1/4) to three-sixteenths (3/16).  Vanguard shall promptly record the Royalty Deed in the appropriate deed records and notify Cimarex Energy Co. of the transfer, and thereafter deliver to the Royalty Owners a recorded copy of the Royalty Deed.

3.           Payment.  As consideration for execution and delivery of the Lease Amendments and the Royalty Deed, Vanguard will pay to the Fortson Parties, at Closing, the sum of Five Million Six Hundred Sixty Eight Thousand Fifty Nine Dollars and No Cents ($5,668,059.00) by wire transfer of immediately available funds into an account to be designated by the Fortson Parties.

4.           Agreements and Acknowledgements by Royalty Owners.  The Royalty Owners acknowledge and agree with Vanguard as follows:

a)
All notices to Royalty Owners and/or information to be provided to Royalty Owners which are required or may be given under any Fortson 47 Lease may be made jointly to the Royalty Owners at the following address:

Fortson Production Company
301 Commerce St., Suite 2900
Fort Worth, Texas 76102
Attn:           David Frazier
Telephone:                      (817) 335-5641
Telecopy:                      (817) 336-4853

b)
The Royalty Owners hereby waive any claims against Vanguard (but no other working interest owners in the Fortson 47 Leases) for: (i) lack of consent to the execution of any currently in place production sales contracts, marketing contracts and other contracts applicable to the sale of oil or the sale of gas produced from the lands covered by the applicable Fortson 47 Lease; or (ii) any claim asserting that the methodology for the calculation of prices under such existing contracts does not reflect the “market value” for purposes of the calculation of royalties under the applicable Fortson 47 Lease.

c)
The Royalty Owners hereby waive any claims against Vanguard (but no other working interest owner in the Fortson 47 Leases) arising prior to the Effective Date of this Agreement, asserting that royalties under any of the Fortson 47 Leases have been improperly charged with deduction or cost of gathering, transporting, separating, dehydrating, compressing or otherwise in making the oil or gas ready for sale or use as prohibited by the Fortson 47 Leases.

d)
Any forfeiture described in each Fortson 47 Lease shall apply with respect to the well for which the applicable sum has not been paid, and a portion of the leased premises sufficient (a) to include the entire wellbore, (b) to permit such well to produce with a full allowable, and (c) to make the location of its entire wellbore in compliance with all applicable well spacing and density rules of the Railroad Commission of Texas; such portion of the leased premises shall be designated by the Royalty Owners in their reasonable discretion.

e)
Each Fortson 47 Lease is in full force and effect, and the Royalty Owners ratify each Fortson 47 Lease as to all of its terms including those contained herein, and agree that no default or breach has occurred under any Fortson 47 Lease.

5.           Further Assurances.  The Fortson Parties and Vanguard agree to execute and deliver such other and further instruments, documents and assurances as either of them may reasonably request of the other to effectuate the purpose and intent of this agreement.

6.           Ad-Valorem Tax Issues.  Ad valorem real property and personal property taxes and assessments related to the interest conveyed in the Royalty Deed, and the reduced lessor’s royalty burden accomplished by the Lease Amendments, shall all be prorated as of October 1, 2009.  All such prorations shall be allocated so that those items relating to time periods ending on or prior to October 1, 2009 shall be allocated to the Fortson Lessors in the case of the Lease Amendments, and to the Royalty Owners in the case of the Royalty Deed, and items relating to time periods beginning after October 1, 2009 shall be allocated to Vanguard.  The amount of all such prorations shall be finally settled and paid at Closing based upon the most recent available tax bill, tax notice or notification of appraised value.

7.           Entire Agreement. This Agreement (including the exhibits hereto) contains the entire agreement between the parties, and no oral statements or prior written matter not specifically incorporated herein shall be of any force and effect.  No variation, modification, or changes hereof shall be binding on either party hereto unless set forth in a document executed by all parties hereto.

8.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Texas.

9.           Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall, for all purposes, be deemed an original, but which together shall constitute one and the same instrument.

EXECUTED and EFFECTIVE on this the 27 day of November, 2009.

FORTSON PARTIES:

By:   /s/ Ben J. Fortson
BEN J. FORTSON,  INDIVIDUALLY

FORTSON PARTIES (con’t):

/s/ Katherine Fortson Wynne
KATHERINE FORTSON WYNNE

FORTSON PARTIES (con’t):

BENCO ENERGY, INC.

By:   /s/ Ben J. Fortson, III_____________
Ben J. Fortson, III, its President

FORTSON PARTIES (con’t):

/s/ Karen Fortson Davis
KAREN FORTSON DAVIS

FORTSON PARTIES (con’t):

/s/ Lisa Fortson Burton
LISA FORTSON BURTON

FORTSON PARTIES (con’t):

MATTIE K. CARTER TRUST

By: /s/ Ben J. Fortson
Ben J. Fortson, as Trustee

FORTSON PARTIES (con’t):

HANNAH E. DAVIS 2006 TRUST

By:_/s/ Ben J. Fortson, III
Ben J. Fortson, III, as Trustee

FORTSON PARTIES (con’t):

KATHERINE ROSE DAVIS 2006 TRUST

By:_ /s/ Ben J. Fortson, III
Ben J. Fortson, III, as Trustee

FORTSON PARTIES (con’t):

DAVID PAUL DAVIS 2006 TRUST

By:_ /s/ Ben J. Fortson, III
Ben J. Fortson, III, as Trustee

FORTSON PARTIES (con’t):

WYNNE CHILDREN’S IRREVOCABLE ASSET TRUST
F/B/O JOHN R. WYNNE II

By: /s/ Mitchell S. Wynne
Mitchell S. Wynne, as Trustee

FORTSON PARTIES (con’t):

WYNNE CHILDREN’S IRREVOCABLE ASSET TRUST
F/B/O LISA KATHERINE WYNNE

By:_ /s/ Mitchell S. Wynne
Mitchell S. Wynne, as Trustee

FORTSON PARTIES (con’t):

WYNNE CHILDREN’S IRREVOCABLE ASSET TRUST
F/B/O DAVID MITCHELL WYNNE

By:   /s/ Mitchell S. Wynne
Mitchell S. Wynne, as Trustee

FORTSON PARTIES (con’t):

BURTON FAMILY CHILDREN’S TRUST

By: /s/ William K. Burton
William K. Burton, as Trustee

VANGUARD:

VANGUARD PERMIAN, LLC.

By:           /s/ Scott W. Smith

Name:  Scott W. Smith

Title:    Manager

EXHIBIT “A”

[list “Leases” to be amended]

Lease #	Lessor	Lessee	Lease Date	Vol. /Page	Description
Benjamin
FEE-0002	Mattie Kay Carter Trust, et al	Fortson Oil Company	5/1/2003	740 /695
Tract 1:  526.64 acres, more or less, being all of Section No. 47, Scrap File 7850, Ward County, Texas by re-survey determined to contain 766.64 acres, LESS AND EXCEPT 80 acres covered by those two certain Oil, Gas and Mineral Leases(“Pioneer and Parker & Parsley Leases”), one dated September 20, 1997, by and between Ben J. Fortson, Trustee, et al, Lessor, and Pioneer Natural Resources USA, Inc., Lessee, recorded in Volume 663, Pages 681-688; and one dated July 18, 1997, by and between Benjamin J. Fortson, Trustee, et al, Lessor, and Parker & Parsley Development, L.P., Lessee recorded in Volume 662, Page 66-74 of the Deed Records, Ward County, Texas, and  LESS AND EXCEPT 80 acres covered by that certain Oil and Gas Lease dated February 22, 1998, by and between Ben J. Fortson, Trustee of the Mattie K. Carter Trust, Lessor, and Ben J. Fortson, Individually, et al, Lessees, recorded in Volume 666, Page 573, of the Deed Records, Ward County, Texas, said 80 acres surrounding the Fortson Oil Company Benjamin #3, located 660 feet from the northwest line and 330 feet from the southwest line of Section 47, D. T. Johnson Survey, Ward County, Texas, as described in that certain Correction of Assignment and Bill of Sale dated August 7, 2003 from Benjamin J. Fortson, Trustee, et al, to Fortson Oil Company, recorded in Volume743, Page 433, Official Public Records, Ward County, Texas, and LESS AND EXCEPT the south 80 acres, more or less, also known as the Fortson Tract, being those acres not included in the “Pioneer and Parker and Parsley Leases”,  included in that certain Pooling Agreement and Designation of Pooled Unit Fortson 47 Unit No. 1H Well (160-Acre Oil and Gas Unit No. 1), dated effective February 6, 2008, by and between Cimarex Energy Co., Fortson Oil Company, and Energen Resources Corporation, recorded in Volume 837, Page 88, Official Public Records, Ward County, Texas, limited INSOFAR AS AND ONLY INSOFAR AS to the Interval Pooled as more fully described therein.
Tract 2:  462.63 acres, more or less, out of Section 45, D. T. Johnson Survey, Scrap 7849, Ward County, Texas.

Miller
FEE-0003	Mattie Kay Carter Trust, et al	Fortson Oil Company	9/1/2008	850 /399	Section 7, G. D. Houston Survey, SF 7038, Ward County, Texas, containing 634.5 acres, more or less.
Benjamin #3-H
FEE-0004	Mattie Kay Carter Trust et al	Benjamin J. Fortson, Trustee, et al	2/22/1998	666 /573
80 acres surrounding and associated with the Fortson Oil Company Benjamin #3, located 660 feet from the northwest line and 330 feet from the southwest line of Section 47, D. T. Johnson Survey, Ward County, Texas, as described in that certain Correction of Assignment and Bill of Sale dated August 7, 2003 from Benjamin J. Fortson, Trustee, et al, to Fortson Oil Company, recorded in Volume743, Page 433, Official Public Records, Ward County, Texas, as to those depths described in that certain Amendment of Oil and Gas Lease dated effective July 1, 2007 from Ben J. Fortson, Trustee, et al, to Mattie K. Carter Trust, et al, recorded in Vol.   , Page  , Official Public Records, Ward, County, Texas.

EXHIBIT “B”

[list the three “Fortson 47 Leases”]

Lease #	Lessor	Lessee	Lease Date	Vol. /Page	Description
Fortson 47 #1-H
FEE-0002	Mattie Kay Carter Trust, et al	Fortson Oil Company	5/1/2003	740 /695
80 acres, more or less, out of Tract 1 being the south 80 acres, also known as the Fortson Tract, described in that certain Pooling Agreement and Designation of Pooled Unit Fortson 47 Unit No. 1H Well (160-Acre Oil and Gas Unit No. 1), dated effective February 6, 2008, by and between Cimarex Energy Co., Fortson Oil Company, and Energen Resources Corporation, recorded in Volume 837, Page 88, Official Public Records, Ward County, Texas, limited INSOFAR AS AND ONLY INSOFAR AS to the Interval Pooled as more fully described therein.

FEE-0005	Mattie Kay Carter Trust et al	Pioneer Natural Resources USA, Inc.	9/20/1997	663 /681	80 acres of land out of Section 47, Scrap File 7850 Ward County, Texas.
FEE-0006	Benjamin J. Fortson, Trustee	Parker & Parsley Development L.P.	7/18/1997	662 /66	80 acres of land out of Section 47, Scrap File 7850 Ward County, Texas.

EXHIBIT “C”

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF WARD	§

AMENDMENT TO OIL AND GAS LEASE

Reference is hereby made to that certain Oil and Gas Lease, entered into as of the ___ day of _____ ___, by and between _______________________________, and _____________________, recorded at Volume ___ Page _____ of the Deed Records of Ward County, Texas (the “Lease”).

WHEREAS, ___________________________________, whose addresses collectively are 301 Commerce Street, Suite 2900, Fort Worth, Texas  76102 are the current owners of the lessor’s interest under the Lease (collectively the “Current Lessors”);

WHEREAS, Vanguard Permian, LLC, whose address is 7700 San Felipe, Suite 465, Houston, Texas  77063 is the current owner of the lessee’s interest in the Lease (the “Current Lessee”); and

WHEREAS, the Current Lessors and the Current Lessee hereby desire to execute this Amendment to Oil and Gas Lease (the “Lease Amendment”) to reduce the Current Lessors’ royalty currently provided for in the Lease;

NOW, THEREFORE, the Current Lessors and Current Lessee, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, and the covenants and agreements stated herein, hereby amend the terms of the Lease as set forth below:

1.           All of the references to the amount “twenty-five percent (25%)” in paragraph 5 of the Lease shall be deleted and replaced with the amount “three-sixteenths (3/16th).”

2.           All notices to Current Lessors and/or information to be provided to Current Lessors which are required or may be given under the Lease may be made jointly to the Current Lessors at the following address:

                                           Fortson Production Company
301 Commerce St., Suite 2900
Fort Worth, Texas 76102
Attn:           David Frazier
Telephone:                      (817) 335-5641
Telecopy:                      (817) 336-4853

 3.           Current Lessors acknowledge that Current Lessors have provided their consent to the execution of all currently in place production sales contracts, marketing contracts and other contracts applicable to the sale of oil or the sale of gas produced from the lands covered by the Lease, and that the methodology for the calculation of prices under such contracts reflects “market value” for purposes of the calculation of royalties under the Lease.

4.           Current Lessors acknowledge that all royalties that have been paid under the Lease have been made without deduction or cost of gathering, transporting, separating, dehydrating, compressing or otherwise in making the oil or gas ready for sale or use as required by the Lease.

5.           Current Lessors agree that any forfeiture described in Section 5(i) of the Lease shall apply with respect to the well for which the applicable sum has not been paid, and a portion of the leased premises sufficient (a) to include the entire wellbore, (b) to permit such well to produce with a full allowable, and (c) to make the location of its entire wellbore in compliance with all applicable well spacing and density rules of the Railroad Commission of Texas; such portion of the leased premises shall be designated by the Current Lessors in their reasonable discretion.

           6.           Pursuant to Section 14 of the Lease, Current Lessors acknowledge that Current Lessors have received all information required to be furnished to Current Lessors and Current Lessors have approved the assignment of the Lease to the Current Lessee.

7.           This Lease Amendment may be signed in any number of counterparts, each of which shall be considered an original for all purposes, with the same effect as if the signatures thereto and hereto were upon the same instrument.

8.           By executing this Lease Amendment, the Current Lessors acknowledge that the Lease is in full force and effect, and ratify the Lease as to all of its terms including those contained herein, and the Current Lessors acknowledge that no default or breach has occurred under the Lease.

EXECUTED on the date(s) subscribed to the acknowledgements below, but for all purposes effective as of 7:00 am CST, on October 1, 2009.

CURRENT LESSORS:

[insert signature blocks]

CURRENT LESSEE:

[insert signature blocks]
ACKNOWLEDGMENTS
[insert acknowledgements]

EXHIBIT “D”

NOTICE OF CONFIDENTIALITY RIGHTS:  IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS:  YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

ROYALTY DEED

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF WARD	§

That Ben J. Fortson also known as Benjamin J. Fortson, Trustee of the Mattie K. Carter Trust, and Ben J. Fortson, individually, Benco Energy, Inc., Katherine Fortson Wynne, Karen Fortson Davis, and Lisa Fortson Burton, each dealing in their separate property, Hannah E. Davis 2006 Trust, David Paul Davis 2006 Trust a/k/a David P. Davis 2006 Trust, Katherine Rose Davis 2006 Trust a/k/a Katherine R. Davis 2006 Trust, Wynne Children’s Irrevocable Asset Trust f/b/o John R. Wynne II a/k/a Wynne Children’s Irrevocable Asset Trust f/b/o John Robert Wynne II, Wynne Children’s Irrevocable Asset Trust f/b/o Lisa Katherine Wynne a/k/a Wynne Children’s Irrevocable Asset Trust f/b/o Lisa Wynne Trust, Wynne Children’s Irrevocable Asset Trust f/b/o David Mitchell Wynne a/k/a Wynne Children’s Irrevocable Asset Trust f/b/o David Mitchell Wynne Trust, and Burton Family Children’s Trust, all of whose address is 301 Commerce Street, Suite 2900, Fort Worth, Texas  76102 (collectively, “Grantor”), for good and valuable consideration in hand paid by Vanguard Permian, LLC, whose address is 7700 San Felipe, Suite 465, Houston, Texas  77063  (“Grantee”), the receipt and sufficiency of which is hereby acknowledged and confessed, has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does hereby GRANT, BARGAIN, SELL and CONVEY unto Grantee, an undivided twenty-five percent (25%) of Grantor’s right, title, and interest in and to all of the royalties payable to the lessor under the three oil and gas leases described on Exhibit “1” hereto (the “Subject Leases”), reserving unto Grantor an undivided seventy-five percent (75%) of Grantor’s right, title, and interest in and to all of the royalties payable to the lessor under the Subject Leases.

Grantor hereby agrees to WARRANT and FOREVER DEFEND, all and singular the above-conveyed undivided interest in the lease royalties unto Grantee and Grantee’s successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part  thereof, by, through, or under Grantor, but not otherwise.

This conveyance may be executed in multiple counterparts, each of which shall constitute an original hereof, and the execution and delivery of any one of such counterparts by any signatory party shall have the same force and effect and shall be binding upon such signatory to the same extent as if the same counterpart were executed and delivered by all of the signatory parties.

IN WITNESS WHEREOF, this Royalty Deed is executed as of the dates subscribed to the respective acknowledgments set forth below to be EFFECTIVE as of 7:00 A.M., C.S.T., on October 1, 2009.

[INSERT SIGNATURE BLOCK FOR EACH GRANTOR]
ACKNOWLEDGMENTS

[INSERT FORM OF ACKNOWLEDGMENT FOR EACH GRANTOR]

STATE OF TEXAS                                                      §
§
COUNTY OF__________                                                      §

This instrument was acknowledged before me on this the ___ day of __________, 2009 by ______________________.

Notary Public in and for the State of Texas

(Type or print Notary's name)
My commission expires:

Exhibit “1”

[describe the 3 Fortson 47 Leases here]